CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PRNCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Michel Freni, the Chief Executive Officer and Chief Financial Officer of Powerstorm Capital Corp., hereby certify, that, to my knowledge:

1.	The Quarterly Report on Form 10-Q for the quarter ending September 30, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Quarterly Report on Form 10-Q for the quarter ending September 30, 2013, fairly presents, in all material respects, the financial condition and results of operations of Powerstorm Capital Corp.

Date: November 15, 2013

POWERSTORM CAPITAL CORP.

By: /s/ Michel Freni
Michel Freni Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)